UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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Athena Consumer Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATHENA CONSUMER ACQUISITION CORP.
442 5th Avenue
New York, New York 10018

NOTICE OF SPECIAL MEETING

TO BE HELD ON JULY 19, 2023

TO THE STOCKHOLDERS OF ATHENA CONSUMER ACQUISITION CORP.:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of Athena Consumer Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at 11:00 a.m. Eastern Time, on July 19, 2023. The Special Meeting will be held virtually, at https://www.cstproxy.com/athenaconsumerspac/2023. At the Special Meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) pursuant to an amendment in the form set forth as Annex A to the accompanying proxy statement (the “Extension Amendment”) to provide the Company with the right to extend the date (the “Deadline Date”) by which it must consummate a business combination (as defined below) (the “Extension”) up to three times for an additional one month each time, from July 22, 2023 (the date which is 21 months from the closing date of the Company’s initial public offering (the “IPO”) of units) to up to October 22, 2023 (the date which is 24 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”).

2.      To amend the charter pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement (the “Redemption Limitation Amendment”) to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”).

3.      To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/athenaconsumerspac/2023. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to provide us additional time to complete our previously announced business combination (the “Business Combination”) among us, Next.e.GO Mobile SE, a German company (“e.GO”), Next.e.GO B.V., a Dutch private limited liability company and a wholly-owned subsidiary of e.GO (“TopCo”), and Time is Now Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of TopCo (“Merger Sub”), pursuant to a business combination agreement we, e.GO, TopCo and Merger Sub entered into on July 28, 2022 and amended on September 29, 2022 and on June 29, 2023 (as may be further amended and modified from time to time according to its terms, the “Business Combination Agreement”). Pursuant to the Business Combination, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub will merge with and into the Company, with the Company as the surviving company in the merger and, after giving effect to the merger, become a direct, wholly-owned subsidiary of TopCo, which will change its legal form from a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) to a Dutch public limited liability company (naamloze vennootschap) at the Closing.

The Company currently has until July 22, 2023, or 21 months after the closing date of its IPO (the “Current Outside Date”), to complete a business combination under the charter. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Company’s board of directors (the “Board”) believes that there may not be sufficient time before the Current Outside Date to consummate the closing of the Business Combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock (the “public shares” or “Class A common stock”) and Class B common stock (the “founder shares” or “Class B common stock” and together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. As of the date of this proxy statement, our sponsor, Athena Consumer Acquisition Sponsor LLC (the “Sponsor”), holds 8,050,000 founder shares and 1,060,000 shares of Class A common stock underlying the 1,060,000 private placement units which the Sponsor purchased in a private placement concurrently with the consummation of the IPO. Accordingly, the shares held by the Sponsor represent approximately 81.6% of the Company’s outstanding common stock. Accordingly, as of the date of this proxy statement, in addition to the shares held by the Sponsor, the Company will not need any additional public shares to be voted in favor of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to approve such proposals. Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are a condition to the implementation of the Extension Amendment.

If the Extension Amendment Proposal is approved, the Extension Amendment would allow us, without another stockholder vote, to elect to extend the Deadline Date on a monthly basis for up to three times by an additional one month each time after the Current Outside Date, by resolution of our Board, until the Extended Date. Our Board will have the sole discretion to extend the Deadline Date for additional calendar months until the Extended Date; provided, however, that so long as the Business Combination Agreement remains outstanding in accordance with its terms and the Business Combination has not been consummated five days prior to the applicable Deadline Date, our Board will extend the Deadline Date for the next calendar month. Each time that our Board determines to extend the Deadline Date, we intend to issue a press release announcing such determination at least two days prior to the applicable Deadline Date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, as of the date of this proxy statement, the Sponsor will be able to approve the Adjournment Proposal without any additional public shares.

Our Board has fixed the close of business on June 20, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, if approved by the requisite vote of stockholders, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company. Our Sponsor has agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s charter.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the applicable Deadline Date.

If the Extension Amendment is approved and the Extension is implemented, the Sponsor or its designees will deposit into the trust account as a loan (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”) of $60,000 on each of the following dates: (i) July 20, 2023; and (ii) one business day following the public announcement by the Company disclosing that the Company’s Board has determined to extend the Deadline Date for an additional month in accordance with the Extension (each date on which a Contribution is to be deposited into the trust account, a “Contribution Date”). The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Deadline Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment and the implementation of the Extension. No Contribution will occur if the Extension Amendment is not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.67, for illustrative purpose, calculated as of June 20, 2023, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the NYSE American (the “NYSE American”) was $10.70. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.03 less than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem

100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable Deadline Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the Special Meeting.

July 7, 2023	By Order of the Board of Directors,
/s/ Jane Park
Jane Park
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Adjournment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 19, 2023: This notice of meeting and the accompanying proxy statement are being made available on or about July 7, 2023 at https://www.cstproxy.com/athenaconsumerspac/2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ET ON JULY 17, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH,

INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

ATHENA CONSUMER ACQUISITION CORP.
442 5th Avenue
New York, New York 10018

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 19, 2023

The Special Meeting (the “Special Meeting”) of stockholders of Athena Consumer Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 11:00 a.m. Eastern Time, on July 19, 2023. The Special Meeting will be held virtually, at https://www.cstproxy.com/athenaconsumerspac/2023. At the Special Meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) pursuant to an amendment in the form set forth as Annex A to the accompanying proxy statement (the “Extension Amendment”) to provide the Company with the right to extend the date (the “Deadline Date”) by which it must consummate a business combination (as defined below) (the “Extension”) up to three times for an additional one month each time, from July 22, 2023 (the date which is 21 months from the closing date of the Company’s initial public offering (the “IPO”) of units (“units”)) to up to October 22, 2023 (the date which is 24 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”).

2.      To amend the charter pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement (the “Redemption Limitation Amendment”) to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”).

3.      To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described herein. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/athenaconsumerspac/2023. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

The purpose of the Extension Amendment Proposal is to provide us additional time to complete our previously announced business combination (the “Business Combination”) among us, Next.e.GO Mobile SE, a German company (“e.GO”), Next.e.GO B.V., a Dutch private limited liability company and a wholly-owned subsidiary of e.GO (“TopCo”), and Time is Now Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of TopCo (“Merger Sub”), pursuant to a business combination agreement we, e.GO, TopCo and Merger Sub entered into on July 28, 2022 and amended on September 29, 2022 and on June 29, 2023 (as may be further amended and modified from time to time according to its terms, the “Business Combination Agreement”). Pursuant to the Business Combination, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub will merge with and into the Company, with the Company as the surviving company in the merger and, after giving effect to the merger, become a direct, wholly-owned subsidiary of TopCo, which will change its legal form from a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) to a Dutch public limited liability company (naamloze vennootschap) at the Closing.

The Company currently has until July 22, 2023, or 21 months after the closing date of its IPO (the “Current Outside Date”), to complete a business combination under the charter. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Company’s board of directors (the “Board”) believes that there may not be sufficient time before the Current

Outside Date to consummate the closing of the Business Combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock (the “public shares” or “Class A common stock”) and Class B common stock (the “founder shares” or “Class B common stock” and together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. As of the date of this proxy statement, our sponsor, Athena Consumer Acquisition Sponsor LLC (the “Sponsor”), holds 8,050,000 founder shares and 1,060,000 shares of Class A common stock underlying the 1,060,000 private placement units which the Sponsor purchased in a private placement concurrently with the consummation of the IPO. Accordingly, the shares held by the Sponsor represent approximately 81.6% of the Company’s outstanding common stock. Accordingly, as of the date of this proxy statement, in addition to the shares held by the Sponsor, the Company will not need any additional public shares to be voted in favor of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to approve such proposals. Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are a condition to the implementation of the Extension Amendment.

If the Extension Amendment Proposal is approved, the Extension Amendment would allow us, without another stockholder vote, to elect to extend the Deadline Date on a monthly basis for up to three times by an additional one month each time after the Current Outside Date, by resolution of our Board, until the Extended Date. Our Board will have the sole discretion to extend the Deadline Date for additional calendar months until the Extended Date; provided, however, that so long as the Business Combination Agreement remains outstanding in accordance with its terms and the Business Combination has not been consummated five days prior to the applicable Deadline Date, our Board will extend the Deadline Date for the next calendar month. Each time that our Board determines to extend the Deadline Date, we intend to issue a press release announcing such determination at least two days prior to the applicable Deadline Date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, as of the date of this proxy statement, the Sponsor will be able to approve the Adjournment Proposal without any additional public shares.

Our Board has fixed the close of business on June 20, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, if approved by the requisite vote of stockholders, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the applicable Deadline Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $21,861,052.07 (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment is approved and the Extension is implemented, the Sponsor or its designees will deposit into the trust account as a loan (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”) of $60,000 on each of the following dates: (i) July 20, 2023; and (ii) one business day following the public announcement by the Company disclosing that the Company’s Board has determined to extend the Deadline Date for an additional month in accordance with the Extension (each date on which a Contribution is to be deposited into the trust account, a “Contribution Date”). The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Deadline Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment and the implementation of the Extension. No Contribution will occur if the Extension Amendment is not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.67, for illustrative purpose, calculated as of June 20, 2023, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the NYSE American was $10.70. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.03 less than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

Our Sponsor has agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s charter.

Our Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that its Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the

Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the applicable Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the applicable Deadline Date if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved.

Our Board has fixed the close of business on June 20, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 3,108,936 outstanding shares of the Company’s Class A common stock and 8,050,000 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. The Company’s warrants do not have voting rights in connection with either the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to finance or consummate a business combination, including the Business Combination;

•        the anticipated benefits of an initial business combination;

•        our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•        our potential ability to obtain additional financing, if needed, to complete a business combination;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as amended, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annex to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated in Delaware on June 24, 2021, formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In connection with its formation, the Company issued an aggregate of 5,900,000 founder shares to its Sponsor for an aggregate purchase price of $25,000, and in September 2021, the Company effected a 1.36440678 for 1 stock split of its common stock, so that its Sponsor owns an aggregate of 8,050,000 founder shares.

On October 22, 2021, the Company consummated its IPO of 23,000,000 units (the “units”), each consisting of one share of Class A common stock (the “public shares”) and one-half of one redeemable warrant (the “public warrants”) including the issuance of 3,000,000 units as a result of the underwriters’ exercise of their over-allotment option in full, at $10.00 per unit generating gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 1,060,000 private placement units (the “private placement units”) each consisting of one share of Class A common stock (the “private placement shares”) and one-half of one redeemable warrant (the “private placement warrants”), at a price of $10.00 per private placement unit in a private placement to our Sponsor, generating gross proceeds to the Company of $10,060,000.

Following the closing of the IPO on October 22, 2021, an amount of $234,600,000 ($10.20 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement units was placed in the trust account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the period provided in our charter. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date was January 22, 2023 under our amended and restated certificate of incorporation dated October 19, 2021 (the “prior charter”) at the time of our IPO. On December 21, 2022, we held a stockholder meeting, at which our stockholders voted and approved to amend our prior charter to provide us with the right to extend our Deadline Date up to six times for an additional one month each time, from January 22, 2023 to up to July 22, 2023. In connection with the first extension meeting, a total of 20,951,064 public shares were presented for redemption for an aggregate redemption amount of approximately $216 million. As of the date of this proxy statement, we have implemented all six extensions and our current Deadline Date is July 22, 2023. As of the record date, the Company has approximately $21,861,052.07 of cash remaining in the trust account.

Our Board has determined that it is in the best interests of the Company to further amend the charter to provide the Company with the right to extend the date we have to consummate a business combination to up to October 22, 2023, in order to allow the Company more time to complete the Business Combination. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on July 28, 2022, October 3, 2022 and July 6, 2023.

Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are described below:

1.      Extension Amendment Proposal:    To amend our charter, pursuant to an Extension Amendment, to provide the Company with the right to extend the Deadline Date up to three times for an additional one month each time, from July 22, 2023 (the date which is 21 months from the closing date of the IPO) to October 22, 2023 (the date which is 24 months from the closing date of the IPO).

2.      Redemption Limitation Amendment Proposal:    To amend the Company’s charter to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001.

3.      Adjournment Proposal:    To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment or if we determine that additional time is necessary to effectuate the Extension.

What are the purposes of the Extension Amendment Proposal, the Redemption Limitation Amendment and the Adjournment Proposal?

The purpose of the Extension Amendment Proposal is to provide us additional time to complete our previously announced Business Combination. The Company currently has until the Current Outside Date, which is July 22, 2023, to complete a business combination under the charter. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board believes that there may not be sufficient time before the Current Outside Date to consummate the closing of the Business Combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination. If the Extension Amendment Proposal is approved, the Extension Amendment would allow us, without another stockholder vote, to elect to extend the Deadline Date on a monthly basis for up to three times by an additional one month each time after the Current Outside Date, by resolution of our Board, until the Extended Date. Our Board will have the sole discretion to extend the Deadline Date for additional calendar months until the Extended Date; provided, however, that so long as the Business Combination Agreement remains outstanding in accordance with its terms and the Business Combination has not been consummated five days prior to the applicable Deadline Date, our Board will extend the Deadline Date for the next calendar month. Each time that our Board determines to extend the Deadline Date, we intend to issue a press release announcing such determination at least two days prior to the applicable Deadline Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are a condition to the implementation of the Extension Amendment.

The approval of the Extension Amendment Proposal will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $21,861,052.07 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

The Sponsor has agreed to waive its redemption rights with respect to its founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter.

Why is the Company proposing the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated within the Current Outside Date. The Company has entered into a Business Combination Agreement with e.GO, TopCo and Merger Sub, and the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination. However, the Board currently believes that there may not be sufficient time before the Current Outside Date to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with the Business Combination and consummate the closing of the Business Combination. Accordingly, the Company has determined to seek stockholder approval to provide the Company with the right to extend the Current Outside Date to up to the Extended Date.

The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete the Business Combination and the purpose of the Redemption Limitation Amendment Proposal is to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares, both of which our Board believes is in the best interests of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on pursuing the Business Combination and searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Accordingly, our Board is proposing the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal to allow the Company additional time to complete the Business Combination.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable Deadline Date.

Why should I vote for the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to allow the Company additional time to complete a business combination. The Extension Amendment would give the Company the opportunity to complete a business combination, which our Board believes in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

By eliminating from the charter the Redemption Limitation, we allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any common stock over which it has voting control in favor of the proposals. The Sponsor is not entitled to redeem the founder shares or any public shares held by it. On the record date, the Sponsor beneficially owned and was entitled to vote 8,050,000 founder shares and 1,060,000 private placement shares, which represents 81.6% of the Company’s issued and outstanding common stock. Accordingly, in addition to the shares held by the Sponsor, the Company will not need any additional public shares to be voted in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal to approve such proposals.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.67 per share, calculated based on the trust account amount as of the record date, and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Special Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date. As of the date of this proxy statement, the Sponsor holds approximately 81.6% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will not need any additional public shares to be voted in favor of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to approve such proposals.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Extension Amendment is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, as of the date of this proxy statement, the Sponsor will be able to approve the Adjournment Proposal without any additional public shares.

What happens if I sell my public shares or units before the Special Meeting?

The June 20, 2023 record date is earlier than the date of the Special Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Adjournment Proposal?

If you do not want the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must abstain, not vote, or vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as votes against the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved?

If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The Sponsor has agreed to waive its redemption rights with respect to its founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Extension Amendment would allow us, without another stockholder vote, to elect to extend the Deadline Date on a monthly basis for up to three times by an additional one month each time after the Current Outside Date, by resolution of our Board, until the Extended Date. Our Board will have the sole discretion to extend the Deadline Date for additional calendar months until the Extended Date; provided, however, that so long as the Business Combination Agreement remains outstanding in accordance with its terms and the Business Combination has not been consummated five days prior to the applicable Deadline Date, our Board will extend the Deadline Date for the next calendar month. Each time that our Board determines to extend the Deadline Date, we intend to issue a press release announcing such determination at least two days prior to the applicable Deadline Date. The Company will continue to attempt to consummate the Business Combination, until the applicable Deadline Date.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our Sponsor through the founder shares.

How are the funds in the trust account currently being held?

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating, among other things, to circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. As indicated above, we completed our IPO on October 22, 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. On July 28, 2022, or approximately nine months after the effective date of the registration statement for our IPO, we entered into the Business Combination and filed a Form 8-K with the SEC announcing the entry into the Business Combination Agreement. However, we may be unable to complete the Business Combination within 24 months after the effective date of the registration statement for our IPO (assuming that we were to amend our charter to extend the amount of time we have to complete our initial business combination beyond the Current Outside Date). If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of March 31, 2023, amounts held in the trust account included approximately $3,781,686 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO (assuming that we were to amend our second amended and restated certificate of incorporation to extend the amount of time we have to complete our initial business combination beyond the Current Outside Date), or October 19, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash through a variable interest bearing account until the earlier of the consummation of a Business Combination or our liquidation. Following such liquidation of the assets in our trust account, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase in the future, and those stockholders who elect not to redeem their public shares in connection with the Extension Amendment may receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the Special Meeting?

The Special Meeting will be held at 11:00 a.m. Eastern Time, on July 19, 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/athenaconsumerspac/2023 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the Special Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 0725075#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

How do I attend the virtual Special Meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting July 12, 2023 at 9:00 a.m. Eastern Time (five business days prior to the Special Meeting date). Enter the URL address into your browser https://www.cstproxy.com/athenaconsumerspac/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Special Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the Special Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 0725075#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 442 5th Avenue, New York, New York 10018, Attn: Jane Park, Chief Executive Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

Because approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal require the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 81.6% of the Company’s outstanding common stock. Accordingly, as of the date of this proxy statement, in addition to the shares held by the Sponsor, the Company will not need any additional public shares to be voted in favor of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to approve such proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Abstentions and broker non-votes will have the same effect as votes against the Adjournment Proposal. Accordingly, as of the date of this proxy statement, the Sponsor, will be able to approve the Adjournment Proposal without any additional public shares.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are considered non-routine matters.

For non-routine matters, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as a vote AGAINST the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on June 20, 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the record date, 3,108,936 public shares and 8,050,000 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved?

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will continue its efforts to consummate the Business Combination, until the applicable Deadline Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension Amendment is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the total number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the applicable Deadline Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on July 17, 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, SPACredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on July 17, 2023 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the

DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali a fee of $20,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Athena Consumer Acquisition Corp.
442 5th Avenue
New York, New York 10018
Attn: Jane Park
Telephone: (970) 925-1572

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ACAQ.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Business Combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved and Extensions are implemented, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination following the SEC declaring a registration statement on Form F-4 relating to the Business Combination filed by TopCo on March 13, 2023 (as may be further amended, the “Registration Statement”) effective, which includes our preliminary proxy statement/prospectus for the Business Combination. The Registration Statement has not been declared effective by the SEC yet, and the Company cannot complete the Business Combination unless the Registration Statement is declared effective. As of the date of this proxy statement, the Company cannot estimate when, or if, the SEC will declare the Registration Statement effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all.

Furthermore, the completion of the Business Combination is subject to a number of additional important conditions, and the Business Combination Agreement may be terminated before the completion of the Business Combination in accordance with its terms. As a result, there is no assurance that the Business Combination will be completed. If these conditions are not satisfied or, if the Business Combination Agreement is otherwise terminated by either party, it may be difficult for us to find another target and complete an initial business combination even if the Current Outside Date is extended.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such change, we would likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. As indicated above, we completed our

IPO on October 22, 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. On July 28, 2022, or approximately nine months after the effective date of the registration statement for our IPO, we entered into the Business Combination Agreement for our initial business combination. However, we may be unable to complete the e.GO Business Combination within 24 months after the effective date of the registration statement for our IPO (assuming that we were to amend our second amended and restated certificate of incorporation to extend the amount of time we have to complete our initial business combination to or beyond 24 months from the closing of our IPO).

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of March 31, 2023, amounts held in Trust Account included approximately $3,781,686 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may, in our discretion, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO (assuming that we are to amend our second amended and restated certificate of incorporation to extend the amount of time we have to complete our initial business combination to or beyond 24 months from the closing of our IPO), or October 19, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., through a variable interest bearing account) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase in the future, and those stockholders who elect not to redeem their public shares in connection with the Extension Amendment may receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.

The ability of our public stockholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Extension Amendment Proposal is approved.

The NYSE American may delist our securities from trading on its exchange following redemptions by our stockholders in connection with approval of the Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, units and warrants are listed on the NYSE American. After the Special Meeting, we may be required to demonstrate compliance with the NYSE American’s continued listing requirements in order to maintain the listing of our securities on the NYSE American. Such continued listing requirements for our securities include, among other things, having at least 300 stockholders, 200,000 publicly held shares and a market value of our listed publicly held securities of $1 million. In addition to objective standards, the NYSE American may delist our securities if, in their discretionary opinion: (i) our financial condition and/or operating results appear unsatisfactory; (ii) it appears that the extent of public distribution or the aggregate market value of the security has become so reduced as to make further dealings on NYSE American inadvisable; (iii) we sell or otherwise dispose of principal operating assets or cease to be an operating company; (iv) we fail to comply with the listing requirements of the NYSE American; or (v) any other event occurs or any condition exists which makes further dealings on the NYSE American unwarranted.

Additionally, we expect that if our Class A common stock fails to meet the NYSE American’s continued listing requirements, our units and warrants will fail to meet the NYSE American’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of the NYSE American’s continued listing requirements following the Special Meeting and any related stockholder redemptions of our shares of Class A common stock. If our securities do not meet the NYSE American’s continued listing requirements, the NYSE American may delist our securities from trading on its exchange.

If the NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock and warrants are listed on the NYSE American, our units, Class A common stock and warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE American, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at 11:00 a.m. Eastern Time, on July 19, 2023. The Special Meeting will be held virtually, at https://www.cstproxy.com/athenaconsumerspac/2023. At the Special Meeting, the stockholders will consider and vote upon the following proposals.

1.      The Extension Amendment Proposal:    To amend our charter, pursuant to an Extension Amendment, to provide the Company with the right to extend the Deadline Date up to three times for an additional one month each time, from July 22, 2023 (the date which is 21 months from the closing date of the IPO), to up to October 22, 2023 (the date which is 24 months from the closing date of the IPO).

2.      The Redemption Limitation Amendment Proposal:    To amend the Company’s charter to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001.

3.      The Adjournment Proposal:    To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Extension is implemented, the Sponsor or its designees will deposit into the trust account as a Contribution of $60,000 on each Contribution Date. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Deadline Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment and the Redemption Limitation Amendment and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on June 20, 2023, the record date for the Special Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 11,158,936 outstanding shares of common stock, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 81.6% of the Company’s outstanding common stock. Accordingly, as of the date of this proxy statement, in addition to the shares held by the Sponsor, the Company will not need any additional public shares to be voted in favor of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to approve such proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, as of the date of this proxy statement, the Sponsor will be able to approve the Adjournment Proposal without any additional public shares.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal.

If you do not want the Adjournment Proposal to be approved, you must abstain, not vote, or vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as votes against the Adjournment Proposal.

Voting

You can vote your shares at the Special Meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the internet as described above, you will designate Jane Park and Isabelle Freidheim to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person by attending the Special Meeting virtually.

A special note for those who plan to attend the Special Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to ACAQ.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with Jane Park, Chief Executive Officer, at Athena Consumer Acquisition Corp., 442 5th Avenue, New York, New York 10018, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Special Meeting and voting virtually.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Special Meeting. The Company has agreed to pay Morrow Sodali a fee of $20,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ACAQ.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 442 5th Avenue, New York, New York 10018. Our telephone number at such address is (970) 925-1572.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on June 4, 2021. In connection with our formation, we issued an aggregate of 5,900,000 founder shares to our Sponsor for an aggregate purchase price of $25,000, and in September 2021, we effected a 1.36440678 for 1 stock split of our common stock, so that our Sponsor owns an aggregate of 8,050,000 founder shares.

On October 22, 2021, we consummated our IPO of 23,000,000 units, including 3,000,000 units issued to the underwriters as a result of their exercise of their over-allotment option in full. Each unit consists of one share of Class A common stock and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating total gross proceeds of $230,000,000.

Simultaneously with the consummation of the IPO, we completed the private placement of an aggregate of 1,060,000 private placement units to our Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $10,060,000. Each private placement unit consists of one share of Class A Common stock and one-half of one warrant. Each whole warrant is exercisable to purchase one whole share of Class A common stock at $11.50 per share.

The prospectus for our IPO and our prior charter provided that we had until January 22, 2023, or 15 months after the closing date of our IPO, to complete a business combination. On December 21, 2022, we held a stockholder meeting, at which our stockholders voted and approved to amend our prior charter to provide us with the right to extend the Deadline Date up to six times for an additional one month each time, from January 22, 2023 to up to July 22, 2023 (the date which is 21 months after the closing date of our IPO). In connection with the first extension meeting, a total of 20,951,064 public shares were presented for redemption for an aggregate redemption amount of approximately $216 million. As of the date of this proxy statement, we have implemented all six extensions and our current Deadline Date is July 22, 2023. As of the record date, the Company has approximately $21,861,052.07 of cash in the trust account.

The Extension Amendment

The Company is proposing to amend its charter to provide the Company the right to extend the date by which the Company must consummate a business combination up to the Extended Date.

The purpose of the Extension Amendment Proposal is to provide us additional time to complete our previously announced Business Combination. The Company currently has until the Current Outside Date, which is July 22, 2023, to complete a business combination under the charter. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board believes that there may not be sufficient time before the Current Outside Date to consummate the closing of the Business Combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are a condition to the implementation of the Extension Amendment.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Extension Amendment would allow us, without another stockholder vote, to elect to extend the Deadline Date on a monthly basis for up to three times by an additional one month each time after the Current Outside Date, by resolution of our Board, until the Extended Date. Our Board will have the sole discretion to extend the Deadline Date for additional calendar months until the Extended Date; provided, however, that so long as the Business Combination Agreement remains outstanding in accordance with its terms and the Business Combination has not been consummated five days prior to the applicable Deadline Date, our Board will extend the Deadline Date for the next calendar month. Each time that our Board determines to extend the Deadline Date, we intend to issue a press release announcing such determination at least two days prior to the applicable Deadline Date.

If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The charter provides that the Company has until the Current Outside Date to complete a business combination. The purpose of the Extension Amendment Proposal is to provide us additional time to complete our previously announced Business Combination. The Company currently has until Current Outside Date, which is July 22, 2023, to complete a business combination. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board believes that there may not be sufficient time before the Current Outside Date to consummate the closing of the Business Combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to provide the Company with the right to extend the time it has to complete a business combination up until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination up until the Extended Date.

In addition, if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Extension is implemented, the Sponsor or its designees will deposit into the trust account as a Contribution of $60,000 on each Contribution Date. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Deadline Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable Deadline Date.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $21,861,052.07 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and the Extension Amendment is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the applicable Deadline Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON JULY 17, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on July 17, 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, SPACredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the total number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $10.67 per share. The closing price of the common stock on the NYSE American on June 20, 2023, the record date, was $10.70. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.03 less than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on July 17, 2023 (two business days before the scheduled vote at the Special Meeting).

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not implemented and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the 8,050,000 founder shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the Sponsor has waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $86.14 million based on the last sale price of $10.70 on the NYSE American on June 20, 2023 (the record date);

•        If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the purchase agreement governing the private placement units, the 1,060,000 private placement units purchased by our Sponsor for an aggregate investment of $10,600,000, or $10.00 per private placement unit, will be worthless, as they will expire. The private placement units had an aggregate market value of approximately $11.23 million based on the last sale price of the units of $10.59 on the NYSE American on June 20, 2023 (the record date);

•        Even if the trading price of the Class A common stock were as low as $1.17 per share, the aggregate market value of the founder shares and the Class A common stock contained in the private placement units held by the Sponsor (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor (excluding any contribution pursuant to the Notes, as described below). As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before July 22, 2023, the Sponsor will lose its entire investment in us, including the $25,000 purchase price for the founder shares and the $10,600,000 purchase price for the private placement units.

•        On January 17, 2023, in connection with the Sponsor’s contribution for the extensions of the Deadline Date, we issued an unsecured promissory note to the Sponsor with a principal amount equal to $676,148.88 (the “Extension Note”). On the same date, in connection with advances the Sponsor may make in the future to us for working capital expenses in connection with our initial business combination, we issued a separate promissory note to the Sponsor, which was amended on May 19, 2023 and on July 7, 2023, in the principal amount of up to $900,000.00 (as amended, the “Working Capital Note,” together with the Extension Note, the “Notes”). Both Notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of our initial business combination, or (b) the date of our liquidation. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the

Company does not consummate an initial business combination by the Current Outside Date, the Notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. As of the date of this proxy statement, there are $759,681.00 loans outstanding under the Working Capital Note and $676,148.88 loans outstanding under the Extension Note.

•        Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.20 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if a business combination is not completed.

Additionally, if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding founder shares or private placement units. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Amounts treated as dividends that the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations if the requisite holding period is satisfied. Under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to non-corporate U.S. Holders may constitute “qualified dividend income” that will be subject to tax at the preferential tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to public shares prevents a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. Holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)     the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)    such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)    the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 81.6% of the Company’s outstanding common stock. Accordingly, as of the date of this proxy statement, in addition to the shares held by the Sponsor, the Company will not need any additional public shares to be voted in favor of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to approve such proposals. Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are a condition to the implementation of the Extension Amendment.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with its charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any common stock over which it has voting control in favor of the proposals. The Sponsor is not entitled to redeem the founder shares or any public shares held by it. On the record date, the Sponsor beneficially owned and was entitled to vote 8,050,000 founder shares and 1,060,000 private placement shares, which represents 81.6% of the Company’s issued and outstanding common stock. Accordingly, in addition to the shares held by the Sponsor, the Company will not need any additional public shares to be voted in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal to approve such proposals.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.67 per share, calculated based on the trust account amount as of the record date and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Special Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company may not consummate a business combination unless the Company has net tangible assets of at least $5,000,001.

Reasons for the Redemption Limitation Amendment Proposal

The purpose of the Redemption Limitation was to ensure that the Company would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The Company is proposing to amend its charter to remove the Redemption Limitation. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, namely the Exchange Rule. Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth the Exchange Rule as a result of its securities being listed on the NYSE American.

As disclosed in our IPO prospectus, the Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation in the charter was to ensure that through the consummation of a business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the NYSE American and have been listed on the New York Stock Exchange or the NYSE American since the consummation of its IPO. The Company believes that NYSE has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the charter is unnecessary.

If the Redemption Limitation Amendment Proposal Is Approved

The Redemption Limitation Amendment is conditioned on the approval of the Extension Amendment Proposal. If both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will file the amendment to the charter with the Cayman Registrar in the form of Annex B hereto to eliminate the Redemption Limitation. The Company will also file the amendment to the charter in the form of Annex A hereto to effectuate the Extension Amendment. The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the applicable Deadline Date.

If we redeem our public shares in an amount in excess of the current Redemption Limitation and our securities do not meet NYSE American’s continued listing requirements, NYSE American may delist our securities from trading on its exchange. If NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial Business Combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our public shares, units and warrants qualify as covered securities under such statute. If we were no longer listed on NYSE American, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation would apply to redemptions made in connection with the Extension and the Company’s business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the charter would prevent the Company from being able to consummate a business combination even if all other conditions to closing are met.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON JULY 17, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND THE ELECTION.

As of June 20, 2023, there was approximately $21,861,052.07 in the trust account. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Company extends the business combination period to the applicable Deadline Date (or such earlier date as determined by the Board in its sole discretion), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.67 per share, calculated based on the trust account amount as of the record date, at the time of the special meeting (not including accrued interest less taxes paid or payable).

Our Board will abandon and not implement the Redemption Limitation Amendment Proposal unless our stockholders approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. This means that unless both proposals are approved by the stockholders, none of these two proposals will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, our Board will retain the right to abandon and not implement the charter amendments at any time before the effectiveness thereof without any further action by our stockholders.

Required Vote

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock entitled to vote thereon is required to approve the Redemption Limitation Amendment Proposal. Abstentions or the failure to vote on the Redemption Limitation Amendment Proposal will have the same effect as a vote “AGAINST” the Redemption Limitation Amendment Proposal.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the Record Date for a meeting to consider the initial business combination, you will be entitled to vote on the initial business combination if and when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the initial business combination is approved and completed or we have not consummated a business combination by the applicable Deadline Date or upon the Company’s earlier liquidation, subject to the terms of the charter.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as voting against the Adjournment Proposal. As of the record date, the Sponsor will be able to approve the Adjournment Proposal without any additional public shares.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of June 20, 2023, the record date of the Special Meeting, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 11,158,936 shares of common stock issued and outstanding as of June 20, 2023, consisting of 3,108,936 shares of Class A common stock and 8,050,000 founder shares.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS A COMMON STOCK	NUMBER OF SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED(2)	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS B COMMON STOCK
Directors and Executive Officers
Isabelle Freidheim(3)	1,060,000	34.10%	8,050,000	100%
Jane Park	—	—	—	—
Jennifer Carr-Smith	—	—	—	—
Angelina Smith	—	—	—	—
Kay Koplovitz	—	—	—	—
Doris Robinson	—	—	—	—
Sarah Kauss	—	—	—	—
All executive officers and directors as a group (seven individuals)	1,060,000	34.10%	8,050,000	100%
Five Percent Holders
Athena Consumer Acquisition Sponsor LLC (the Sponsor)(3)	1,060,000	34.10%	8,050,000	100%
Shaolin Capital Management LLC(4)	198,000	6.37%	—	—
Moore Capital Management, LP(5)	300,000	9.65%	—	—
AQR Capital Management, LLC(6)	197,930	6.37%	—	—
Castle Creek Arbitrage, LLC(7)	200,000	6.43%	—	—

____________

(1)      The principal business address of each of the following entities or individuals, unless otherwise stated below, is c/o Athena Consumer Acquisition Corp., 442 5th Avenue, New York, New York 10018.

(2)      Interests shown consist of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a ratio as specified in the Company’s charter, which is currently one-to one basis, subject to amendment of our charter and adjustment upon the completion of our initial business combination.

(3)      Represents shares held by our Sponsor. Isabelle Freidheim is the sole managing member of our Sponsor. Ms. Freidheim has sole voting and investment discretion and sole dispositive power with respect to the common stock held of record by our Sponsor. Ms. Freidheim disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest she may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed with the SEC on February 14, 2023 on behalf of Shaolin Capital Management LLC, the address of the business office of such reporting person is 230 NW 24th Street, Suite 603, Miami, Florida 33127.

(5)      According to a Schedule 13G filed with the SEC on February 14, 2023 on behalf of Moore Capital Management, LP (“MCM”), MMF LT, LLC, Moore Global Investments, LLC, Moore Capital Advisors, L.L.C. and Louis M. Bacon (who serves as the chairman, chief executive officer and director of MCM), the address of the business office of such reporting persons is 11 Times Square, 39th Floor, New York, New York 10036.

(6)      According to a Schedule 13G filed with the SEC on February 14, 2023 on behalf of AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC, the address of the business office of such reporting persons is One Greenwich Plaza, Greenwich, Connecticut 06830.

(7)      According to a Schedule 13G/A filed with the SEC on February 13, 2023 on behalf of Castle Creek Arbitrage, LLC, CC Arb West, LLC, CC Arbitrage, Ltd and Mr. Allan Weine, the address of the business office of such reporting persons is 111 W. Beaver Creek Blvd, PO Box 3500, Avon, Colorado 81620.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 442 5th Avenue, New York, New York 10018, (970) 925-1572, Attn: Jane Park, Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Athena Consumer Acquisition Corp.

442 5th Avenue

New York, New York 10018

Attn: Jane Park

Telephone: (970) 925-1572

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ACAQ.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than July 12, 2023 (one week prior to the date of the Special Meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ATHENA CONSUMER ACQUISITION CORP.

Athena Consumer Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.      The name of the Corporation is Athena Consumer Acquisition Corp.

2.      The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 4, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 19, 2021, and a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on December 21, 2022 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 the DGCL.

5.      The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 20, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 22 months from the closing of the Offering (or up to 24 months from the closing date of the Offering, if applicable, under the provisions of this Section 9.1(b), or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.

Notwithstanding the foregoing or any other provisions of the Articles of this Amended and Restated Certificate, the Corporation may, without a stockholder vote, elect to extend the Deadline Date on a monthly basis for up to two times by an additional one month each time after the 22 month anniversary of the closing of the Offering, by resolution of the Board, to up to 24 months from the closing of the Offering.”

Annex A-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of [•], 2023.

Jane Park Chief Executive Officer

Annex A-2

ANNEX B

PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ATHENA CONSUMER ACQUISITION CORP.

Athena Consumer Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.      The name of the Corporation is Athena Consumer Acquisition Corp.

2.      The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 4, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 19, 2021, and a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on December 21, 2022 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 the DGCL.

5.      The text of sub-paragraph (a) of Section 9.2 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

6.      The text of sub-paragraph (e) of Section 9.2 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

7.      Sub-paragraph (f) of Section 9.2 of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety.

8.      Section 9.7 of the Amended and Restated Certificate of Incorporation is hereby amended to remove “provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

Annex B-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of [•], 2023.

Jane Park Chief Executive Officer

Annex B-2

Proxy Card SPECIAL MEETING OF STOCKHOLDERS OF ATHENA CONSUMER ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2023: The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and the accompanying Proxy Statement, dated July 7, 2023 (the “Proxy Statement”), in connection with the Special Meeting to be held on July 19, 2023, at 11:00 a.m. Eastern Time, virtually at https://www.cstproxy.com/athenaconsumerspac/2023, and at any adjournments and/or postponements thereof, and hereby appoints Jane Park and Isabelle Freidheim, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Athena Consumer Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. PROXY (Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on July 19, 2023: This notice of meeting and the accompanying proxy statement are available at: https://www.cstproxy.com/athenaconsumerspac/2023

Please mark vote as indicated in this example ATHENA CONSUMER ACQUISITION CORP. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. 1. To amend the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) pursuant to an amendment in the form set forth as Annex A to the accompanying proxy statement to provide the Company with the right to extend the date by which it must consummate a business combination (as defined in the accompanying proxy statement) (the “Extension”) up to three times for an additional one month each time, from July 22, 2023 (the date which is 21 months from the closing date of the Company’s initial public offering (the “IPO”) of units) to up to October 22, 2023 (the date which is 24 months from the closing date of the IPO) (the “Extension Amendment Proposal”). FOR AGAINST ABSTAIN 2. To amend the charter pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 (the “Redemption Limitation Amendment Proposal”). 3. To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). Dated: , 2023 Signature (Signature if held Jointly) Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.